                         LIQUID INSTITUTIONAL RESERVES
                               MONEY MARKET FUND
                           GOVERNMENT SECURITIES FUND
                            TREASURY SECURITIES FUND
            1285 AVENUES OF THE AMERICAS   NEW YORK, NEW YORK 10019

Professionally managed money market funds seeking:

      High Current Income

      High Liquidity

      Preservation of Capital

Money Market Fund, Government Securities Fund and Treasury Securities Fund (the 'Funds') are series of Liquid Institutional Reserves, a Massachusetts business trust ('Trust'). Each Fund offers two separate classes of shares -- 'Institutional' shares and 'Financial Intermediary' shares. Institutional shares are available for purchase primarily by institutional investors. Financial Intermediary shares are available for purchase by banks and other financial intermediaries for the benefit of their customers.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated September 1, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ('SEC'). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll free 1-800-762-1000.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

--------------------------------------------------------------------------------

 THESE   SECURITIES   HAVE   NOT   BEEN   APPROVED   OR   DISAPPROVED   BY  THE
    SECURITIES   AND   EXCHANGE   COMMISSION   OR   ANY   STATE   SECURITIES
     COMMISSION   NOR   HAS   ANY   SUCH   COMMISSION   PASSED   UPON   THE
        ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION  TO
                THE  CONTRARY   IS  A   CRIMINAL   OFFENSE.

                       PROSPECTUS DATED SEPTEMBER 1, 1996

                                   HIGHLIGHTS

     See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:                   Professionally managed money market funds (each a 'Fund'). The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. Shares sold to institutions are held in a PaineWebber Resource Management
                             Account ('RMA')'r' or a PaineWebber Business Services Account ('BSA')'r' established for these institutions.

                             Each Fund offers investors the choice of investing in two separate classes of shares.

                             Institutional shares are available for purchase primarily by institutional investors.

                             Financial Intermediary shares are available for purchase solely by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees payable by the Funds to those financial intermediaries for certain services they provide to the beneficial owners of those shares. See
                              'Purchases,' 'Redemptions,' 'Financial Intermediaries' and 'Valuation of Shares.'

Investment Objectives and    Money Market Fund -- A diversified money market fund seeking high current income to
  Policies:                  the extent consistent with the preservation of capital and the maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests in high quality money market instruments.

                             Government Securities Fund -- A diversified money market fund seeking high current income consistent with the preservation of capital and maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S.
                             dollar-denominated money market instruments; invests in short-term U.S. government securities, the interest income from which is generally exempt from state income taxation.

                             Treasury Securities Fund -- A diversified money market fund seeking high current income consistent with preservation of capital and maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S.
                             dollar-denominated money market instruments; invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the
                             United States.

Net Assets at                Money Market Fund -- $502.7 million.
  July 31, 1996:             Government Securities Fund -- $51.1 million.
                             Treasury Securities Fund -- $18.1 million.

Distributor and Investment   PaineWebber Incorporated ('PaineWebber'). See 'Management.'
  Adviser:

Sub-Adviser:                 Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'). See 'Management'

Purchases:                   Shares are available exclusively through PaineWebber and its correspondent firms.
                             See 'Purchases.'

Redemptions:                 Shares may be redeemed through PaineWebber or its correspondent firms. See
                             'Redemptions.'

Dividends:                   Declared daily and paid monthly. See 'Dividends and Taxes.'

Reinvestment:                All dividends are automatically paid in Fund shares.

Minimum Initial Purchase:    $1,000,000 for Money Market Fund and Government Securities Fund and $250,000 for
                             Treasury Securities Fund; no minimum for subsequent purchases.

Public Offering Price:       Net asset value, which each Fund seeks to maintain at $1.00 per share.

     WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under 'Investment Objectives and Policies.' The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. These institutions include corporations, banks, trust companies, insurance companies, investment counsellors, pension funds, employee benefit plans, law firms, trusts, estates and educational, religious and charitable organizations. See 'Purchases' and 'Management.'

     Shares of the Funds are held in RMA or BSA through brokerage accounts established for these institutions under the RMA or BSA programs. See 'Purchases.' Shares of the Funds may be offered to PaineWebber institutional clients with other types of accounts under certain limited circumstances.

     RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. In periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield generally will be somewhat lower. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. See 'Investment Objective and Policies' for more information about these and other risk factors.

     EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares........................................................   None
Sales charge on reinvested dividends.......................................................   None
Redemption fee or deferred sales charge....................................................   None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                   GOVERNMENT
                                     MONEY MARKET FUND                          SECURITIES FUND
                           --------------------------------------    --------------------------------------
                                                    FINANCIAL                                 FINANCIAL
                             INSTITUTIONAL        INTERMEDIARY         INSTITUTIONAL        INTERMEDIARY
                                SHARES              SHARES**              SHARES              SHARES**
                           -----------------    -----------------    -----------------    -----------------
Management Fees (after
  fee waivers)..........              0.20%                0.20%                0.20%                0.20%
Shareholder Servicing
  Fees..................              0.00%                0.25%                0.00%                0.25%
Other Expenses (after
  reimbursements).......              0.10%                0.10%                0.10%                0.10%
                                    -------              -------              -------              -------
Total Operating Expenses
  (after fee waivers and
  reimbursements).......              0.30%                0.55%                0.30%                0.55%
                                    -------              -------              -------              -------
                                    -------              -------              -------              -------


                             TREASURY SECURITIES FUND
                        ----------------------------------
                                             FINANCIAL
                        INSTITUTIONAL      INTERMEDIARY
                            SHARES           SHARES**
                        --------------   -----------------
Management Fees (after
  fee waivers)..........        0.20%               0.20%
Shareholder Servicing
  Fees..................        0.00%               0.25%
Other Expenses (after
  reimbursements).......        0.10%               0.10%
                              -------             -------
Total Operating Expenses
  (after fee waivers and
  reimbursements).......        0.30%               0.55%
                              -------             -------
                              -------             -------

                      EXAMPLE OF EFFECT OF FUND EXPENSES*

     An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
Money Market Fund
     Institutional shares..................................................     $3        $10        $17        $ 38
     Financial Intermediary shares.........................................     $6        $18        $31        $ 69
Government Securities Fund
     Institutional shares..................................................     $3        $10        $17        $ 38
     Financial Intermediary shares.........................................     $6        $18        $31        $ 69
Treasury Securities Fund
     Institutional shares..................................................     $3        $10        $17        $ 38
     Financial Intermediary shares.........................................     $6        $18        $31        $ 69

     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs, and the extent to which PaineWebber waives fees or reimburses a Fund for expenses.

                                          (footnotes continue on following page)

(footnotes from previous page)

      * Information in the expense table and the example has been restated to reflect an agreement by PaineWebber and Mitchell Hutchins to waive 0.05% of the management fees and to reduce or otherwise limit the expenses of each Fund, on an annualized basis, to 0.30% and 0.55% of each Fund's average daily net assets for Institutional shares and Financial Intermediary shares, respectively. In the absence of this agreement, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total operating expenses, stated as a percentage of average net assets, would have been 0.37%, 0.56% and 0.94%, respectively, for Institutional shares and 0.62%, 0.81% and 1.19% (estimated), respectively, for Financial Intermediary shares. Without this agreement, under the assumptions set forth in the example above, the expenses on a $1,000 investment in Money Market Fund, Government Securities Fund and Treasury Securities Fund at the end of one, three, five and ten years would have been $4, $12, $21 and $47; $6, $18, $31 and $70; and $10, $30, $52 and $115, respectively, for Institutional shares and would have been $6, $20, $35 and $77; $8, $26, $45 and $100; and $12, $38, $65
and $144 (estimated), respectively, for Financial Intermediary shares. PaineWebber and Mitchell Hutchins do not anticipate that they will waive fees or reimburse expenses in the current fiscal year, except to the extent necessary to comply with the fee waiver and total expense limitation agreement described above.

     ** No Financial Intermediary shares were outstanding during each Fund's last fiscal year.

FINANCIAL HIGHLIGHTS

     The tables below provide selected per share data and ratios for one share of each class of shares of each Fund for each of the periods shown. No Financial Intermediary shares were outstanding during the fiscal year ended April 30, 1996. This information is supplemented by the financial statements and accompanying notes appearing in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1996, and the unqualified report of Ernst & Young LLP, independent auditors, also appearing in the Funds' Annual Report to Shareholders. Both are incorporated by reference into the Statement of Additional Information. The Funds' Annual Report to Shareholders may be obtained without charge by calling 1-800-647-1568. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the fiscal year ended April 30, 1996, have been audited by Ernst & Young LLP. The financial information for the prior years was audited by another independent accounting firm, whose reports thereon also were unqualified.


                                           MONEY MARKET FUND
                         ------------------------------------------------------
                                          INSTITUTIONAL SHARES
                         ------------------------------------------------------
                                                                 FOR THE PERIOD
                                  FOR THE YEARS ENDED               JUNE 3,
                                       APRIL 30,                    1991`D'
                         -------------------------------------         TO
                          1996     1995`D'`D'  1994     1993     APRIL 30, 1992
                         -------   -------   -------   -------   --------------

Net asset value,
  beginning of
  period...............   $ 1.00    $ 1.00    $ 1.00    $ 1.00       $  1.00
                         -------    -------   -------   -------      -------
Net investment
  income...............    0.055     0.048     0.030     0.031         0.044
Net realized losses
  from investment
  transactions.........     --      (0.008)     --        --            --
                         -------    -------   -------   -------     -------
Net increase from
  investment
  operations...........    0.055     0.040     0.030     0.031         0.044
                         -------    -------   -------   -------      -------
Dividends from net
  investment income....   (0.055)   (0.048)   (0.030)   (0.031)       (0.044)
                          -------   -------   -------   -------      -------
Contribution to capital
  from predecessor
  adviser (1)..........     --       0.008      --        --            --
                         -------    -------   -------   -------      -------
Net asset value, end of
  period...............   $ 1.00    $ 1.00    $ 1.00    $ 1.00       $  1.00
                         -------    -------   -------   -------      -------
                         -------    -------   -------   -------      -------
Total investment return
  (2)..................     5.61%     4.91%     3.03%     3.16%         4.52%
                         -------    -------   -------   -------      -------
                         -------    -------   -------   -------      -------
Ratios/Supplemental
  Data:
Net assets, end of
  period (000's)....... $421,878  $220,844  $254,281  $385,618      $335,868
Expenses to average net
  assets after
 waivers/reimbursements
  from adviser.........     0.31%     0.35%     0.33%     0.34%         0.30%*
Expenses to average net
  assets before
 waivers/reimbursements
  from adviser.........     0.37%     0.37%     0.33%     0.36%         0.41%*
Net investment income
  to average net assets
  after
 waivers/reimbursements
  from adviser.........     5.47%     4.68%     2.96%     3.13%         4.76%*
Net investment income
  to average net assets
  before
 waivers/reimbursements
  from adviser.........     5.41%     4.66%     2.96%     3.11%         4.65%*


                                      FINANCIAL
                                    INTERMEDIARY
                                      SHARES**
                          ---------------------------------
                           FOR THE
                            YEAR         FOR THE PERIOD
                            ENDED      MARCH 17, 1994`D'
                          APRIL 30,            TO
                          1995`D'`D'     APRIL 30, 1994
                          ---------  ----------------------
Net asset value,
  beginning of
  period...............   $ 1.00            $  1.00
                          ------            -------
Net investment
  income...............    0.027              0.004
Net realized losses
  from investment
  transactions.........     --                 --
                          ------              -----
Net increase from
  investment
  operations...........    0.027              0.004
                          ------            -------
Dividends from net
  investment income....   (0.027)            (0.004)
                          ---------          -------
Contribution to capital
  from predecessor
  adviser (1)..........     --                 --
                          ---------          -------
Net asset value, end of
  period...............   $ 1.00            $  1.00
                         ---------          -------
                         ---------          -------
Total investment return
  (2)..................     3.10%              0.37%
                          ---------         -------
                          ---------         -------
Ratios/Supplemental
  Data:
Net assets, end of
  period (000's).......       --             $9,000
Expenses to average net
  assets after
 waivers/reimbursements
  from adviser.........     0.60%              0.58%*
Expenses to average net
  assets before
 waivers/reimbursements
  from adviser.........     0.62%              0.58%*
Net investment income
  to average net assets
  after
 waivers/reimbursements
  from adviser.........     4.17%              2.93%*
Net investment income
  to average net assets
  before
 waivers/reimbursements
  from adviser.........     4.15%              2.93%*

------------

 `D' Commencement of issuance of shares

 `D'`D' Investment  advisory functions for the Fund were transferred from Kidder
        Peabody Asset Management, Inc. to Mitchell Hutchins on January 30, 1995.

 * Annualized

 ** For the year ended April 30, 1996 and for the period from December 24,  1994 to April 30, 1995 there were no outstanding Financial Intermediary shares of Money Market Fund. For the year ended April 30, 1996 and for the period from March 22, 1995 to April 30, 1995 there were no outstanding Financial Intermediary shares of Government Securities Fund.

(1) Kidder Peabody Asset Management, Inc., the Funds' predecessor investment adviser and administrator, purchased certain of Money Market Fund's and Government Securities Fund's variable rate securities on July 6, 1994 at prices equal to the securities' amortized cost plus accrued and unpaid interest. Since the purchases were made at prices above the securities' current fair value the Funds recorded a contribution to capital.

(2) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last date of each period reported. Total investment returns for periods of less than one year have not been annualized.

              GOVERNMENT SECURITIES FUND
  --------------------------------------------------
                                            FINANCIAL
                                          INTERMEDIARY
            INSTITUTIONAL SHARES            SHARES**
  ------------------------------------- --------------------
                                         FOR THE      FOR THE
                                          PERIOD      PERIOD
         FOR THE YEARS ENDED              JUNE 3,     JULY 12,
              APRIL 30,                   1991`D'     1994`D'
  ---------------------------------         TO          TO
                                           APRIL      APRIL 30,
  1996       1995`D'`D'   1994     1993   30, 1992   1995`D'`D'
  ----       ---------    ----     ----   --------   ---------

 $    1.00   $  1.00   $  1.00   $  1.00    $  1.00   $ 1.00
   --------    -------   -------   -------    -------  -----
     0.053     0.048     0.029     0.031      0.044    0.032

     0.001    (0.008)      --        --         --       --
  --------    -------   -------   -------    -------  -------
     0.054     0.040     0.029     0.031      0.044      --
  --------    -------   -------   -------    -------  -------
    (0.054)   (0.047)   (0.029)   (0.031)    (0.044)  (0.032)
  --------    -------   -------   -------    -------  -------
       --      0.007       --        --         --       --
  --------    -------   -------   -------    -------  -------
  $   1.00   $  1.00  $   1.00   $  1.00    $  1.00    $ 1.00
  --------    -------   -------   -------    -------  -------
  --------    -------   -------   -------    -------  -------
      5.50%     4.61%     2.97%     3.13%      4.46%     3.31%
  --------    -------   -------   -------    -------  -------
  --------    -------   -------   -------    -------  -------
    $43,770   $54,903   $84,209  $102,611   $144,853     --
      0.32%     0.35%     0.35%     0.34%      0.30%*   0.60%*
      0.56%     0.47%     0.37%     0.36%      0.41%*   0.72%*
      5.52%     4.75%     2.95%     3.11%      4.63%*   4.58%*

      5.28%     4.63%     2.93%      3.09%  4.52%*   4.46%*

                TREASURY SECURITIES FUND
-----------------------------------------------------------
                   INSTITUTIONAL SHARES
-----------------------------------------------------------
                                           FOR THE PERIOD
            FOR THE YEARS ENDED               DECEMBER 6,
                 APRIL 30,                      1991`D'
     ----------------------------------            TO
         1996    1995`D'`D'   1994    1993   APRIL 30, 1992
      --------    -------   -------   ------ --------------
       $  1.00  $   1.00  $   1.00  $   1.00     $  1.00
       --------  -------   -------   -------     -------
         0.048     0.049     0.028     0.029       0.016
         0.003    (0.002)      --        --         --
       --------  -------   -------   -------     -------
         0.051     0.047     0.028     0.029       0.016
       --------  -------   -------   -------     -------
        (0.051)   (0.047)   (0.028)   (0.029)     (0.016)
       --------  -------   -------   -------     -------
          --        --        --        --          --
       --------  -------   -------   -------     -------
       $  1.00   $  1.00  $   1.00   $  1.00       $1.00
       --------  -------   -------   -------     -------
       --------  -------   -------   -------     -------
          5.23%     4.75%     2.87%     2.89%       1.62%
       --------  -------   -------   -------     -------
       --------  -------   -------   -------     -------
       $19,624   $23,762   $38,602    $8,064     $15,003
          0.32%     0.22%     0.18%     0.33%       0.06%*
          0.94%     0.84%     0.76%     1.10%       2.05%*
          5.71%     5.51%     3.66%     3.65%       5.88%*
          5.09%     4.89%     3.08%     2.88%       3.89%*

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is to earn high current income to the extent consistent with the preservation of capital and the maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. Each Fund seeks to meet this objective by following different investment policies.

     Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities in which each Fund invests have remaining maturities of 397 days or less on the date of purchase. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money market.

     There can be no assurance that the Funds will achieve their investment objectives. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

MONEY MARKET FUND

     Money Market Fund invests in high quality, short-term, U.S. dollar-denominated money market instruments. These instruments include U.S. government securities, obligations of U.S. banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities and loan participation interests or repurchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in securities held by others.

     The U.S. government securities in which the Money Market Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the U.S. government (such as Government National Mortgage Association certificates ('GNMAs')), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by the Federal National Mortgage Association).

     Money Market Fund may invest in obligations (including certificates of deposit, bankers' acceptances and similar obligations) of U.S. banks, including foreign branches of domestic banks, domestic branches of foreign banks and foreign branches of foreign banks, having total assets in excess of $1.5 billion at the time of purchase. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less. Money Market Fund also may invest in interest-bearing savings deposits in U.S. banks and savings associations having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest accrued) does not exceed 5% of the Fund's assets.

     The commercial paper and other short-term corporate obligations purchased by Money Market Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Trust's board of trustees, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs'), (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality

('First Tier Securities'). The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

GOVERNMENT SECURITIES FUND

     Government Securities Fund invests in U.S. government securities, the interest income from which is generally exempt from state income taxation. The Fund intends to emphasize investments in securities eligible for this exemption in the maximum number of states. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Bank, Federal Farm Credit Banks Funding Corp. and the Student Loan Marketing Association. The Fund seeks to invest substantially all of its assets in securities with these characteristics. Under extraordinary circumstances, however, such as when securities with those characteristics are unavailable, the Fund may temporarily hold cash or invest in other U.S. government securities, such as those issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Small Business Administration. The Fund may acquire any of the above securities on a forward commitment or when-issued basis. The Fund will not enter into repurchase agreements.

     Each investor should consult its own tax advisor to determine whether distributions from Government Securities Fund derived from interest on its portfolio securities are exempt from state income taxation in the investor's own state.

TREASURY SECURITIES FUND

     Treasury Securities Fund invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States. The Fund may acquire any of these securities on a forward commitment or when-issued basis. The Fund will not enter into repurchase agreements.

OTHER INVESTMENT POLICIES AND RISK FACTORS

     U.S. GOVERNMENT SECURITIES -- CUSTODIAL RECEIPTS. Money Market Fund may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both that have been 'stripped' from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including 'Treasury Investment Growth Receipts' ('TIGRs') and 'Certificates of Accrual on Treasury Securities' ('CATS'). Each Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that interests in 'stripped' U.S. government securities that are not part of the STRIPS program are not U.S. government securities.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by Money Market Fund may include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and are typically unrated.

     REPURCHASE AGREEMENTS. Money Market Fund may enter into repurchase agreements with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees.

     FOREIGN SECURITIES. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign corporations and foreign governments and obligations of foreign banks, domestic branches of foreign banks, foreign branches of domestic banks and foreign branches of foreign banks. Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers as these issuers may not be subject to the same regulatory requirements as domestic issuers.

     LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering securities.

     OTHER INVESTMENT POLICIES. Each Fund may purchase securities on a 'when-issued' or forward commitment basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

     Each Fund may borrow money from banks for temporary purposes in an aggregate amount not exceeding 33 1/3% of the value of the Fund's total assets. A Fund may not purchase portfolio securities while borrowings exceed 5% of the value of the Fund's assets.

     No Fund will invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

     A Fund's investment objective may not be changed without the approval of its shareholders. Certain other investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

PURCHASES

     Each Fund offers investors the choice of investing in two separate classes of shares -- Institutional shares and Financial Intermediary shares. Institutional shares in each Fund are available for purchase by institutional investors, and, at the discretion of PaineWebber, may be purchased by individuals or other entities. Financial Intermediary shares in each Fund are only available for purchase by banks and other financial intermediaries for the benefit of their customers and bear all fees payable by the Fund to those financial intermediaries for certain services they provide to the beneficial owners of these shares.

     The minimum initial investment is $1,000,000 in Money Market Fund or Government Securities Fund (or in a combination of both) and $250,000 in Treasury Securities Fund. These minimums may be waived at the discretion of PaineWebber. Financial intermediaries purchasing shares for the accounts of their customers may set a higher minimum for their customers. There is no minimum subsequent investment.

     Purchases of Fund shares will be effected on Business Days on which federal funds become available to the Fund, as described below. A 'Business Day' is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company ('Custodian'), and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. 'Federal funds' are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to a Fund through its custodian.

     The Funds and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

     Purchases of Fund shares by qualified institutional investors or financial intermediaries are made through RMA or BSA brokerage accounts. RMA or BSA brokerage accounts are established for those Fund investors who are not already RMA or BSA participants. Investors may purchase shares of any Fund through the automatic investment ('sweep') of credit balances in their RMA or BSA brokerage accounts or by placing orders with their PaineWebber Investment Executives or correspondent firms and wiring federal funds into their RMA or BSA brokerage accounts. Investors who are not participants in the RMA or BSA programs should consult their PaineWebber Investment Executives or correspondent firms for information on how to purchase Fund shares.

     THE RMA AND BSA PROGRAMS. RMA and BSA participants who qualify to purchase Fund shares are asked to select one of the Funds as their designated portfolio ('Primary Sweep Money Fund'). As described below, investors will have all free credit cash balances (including balances resulting from the proceeds from securities sold) of $1 or more in the account invested in the Primary Sweep Money Fund. Unless the investor otherwise specifies, all Fund shares purchased through an RMA or BSA account will be Institutional shares.

     Investors who choose one Fund as their Primary Sweep Money Fund may also purchase shares of another Fund by contacting their PaineWebber Investment Executives or correspondent firms. Minimum purchase and maintenance requirements, however, may apply to purchases of shares of a Fund other than the investor's Primary Sweep Money Fund.

     Certain features available to RMA and BSA participants are summarized in the Appendices to the Statement of Additional Information. The RMA program is more fully described in the brochure, 'Facts about Your Resource Management Account (RMA)'r'' and the BSA program is more fully described in the brochure, 'Facts about Your Business Services Account (BSA)'r'.' The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.

     RMA and BSA participants may change their Primary Sweep Money Fund at any time by notifying their PaineWebber Investment Executives or correspondent firms. However, RMA and BSA participants may not have more than one Primary Sweep Money Fund at a time.

     PaineWebber currently charges an annual $85 account charge for the RMA program including the Gold MasterCard without the Bank One Line of Credit. The fee for clients who choose the Line of Credit for their Gold MasterCard is $125. The annual account charge for the BSA program, including the MasterCard
BusinessCard, is $125 ($165 with a MasterCard Line of Credit). The account charges for these programs (other than the $40 fee for the optional line of credit) are waived for the institutional investors that purchase shares of the Funds.

     PURCHASES WITH FUNDS HELD AT PAINEWEBBER. Subject to satisfying a Fund's initial minimum purchase requirement, whenever amounts deposited by check, electronic funds transfer credit or wire, or proceeds from the sale of securities, in the investor's RMA or BSA brokerage account result in there being a free credit cash balance of $1 or more in that account as of 12:00 noon, Eastern time, on a Business Day, that cash balance will be automatically invested in the Primary Sweep Money Fund. RMA or BSA participants wishing to invest amounts transferred in one of the other Funds should so instruct their PaineWebber Investment Executives or correspondent firms.

     Free credit cash balances are established based upon the availability of federal funds in an RMA or BSA brokerage account after all Debits and Charges in the account have been satisfied. See 'Redemptions -- Automatic Redemptions.' Federal funds normally are available for cash balances arising from the sale of securities held in a brokerage account as of 12:00 noon, Eastern time, on the Business Day following settlement, but in some cases availability can take longer.

     PURCHASES BY CHECK OR ELECTRONIC FUNDS TRANSFER CREDIT. RMA and BSA participants may purchase Fund shares by depositing into their account checks drawn on a U.S. bank. The RMA or BSA participant's brokerage account number should be included on the check.

     As noted above, when the availability of federal funds from deposits of checks in an RMA or BSA participant's brokerage account results in a free credit cash balance of $1 or more as of 12:00 noon, Eastern time, on a Business Day, that free credit balance will be automatically invested in shares of the Primary Sweep Money Fund. Federal funds are deemed available to a Fund by 12:00 noon, Eastern time, two Business Days after deposit of a personal check and/or an Electronic Funds Transfer credit initiated by PaineWebber and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits to the extent those funds are converted to federal funds in fewer than two Business Days.

     PURCHASES BY WIRE. RMA and BSA participants may purchase shares of their Primary Sweep Money Fund or another Fund by instructing their banks to transfer federal funds by wire to their RMA or BSA account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C 890-0114-088, OBI = FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and RMA or BSA brokerage account number. RMA or BSA participants wishing to transfer federal funds into their accounts should contact their PaineWebber Investment Executives or correspondent firms to determine the appropriate wire instructions. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

     If an investor places an order to purchase Fund shares by 12:00 noon, Eastern time, on a Business Day and wire transfer of federal funds into the investor's RMA or BSA brokerage account is received by 4:00 p.m., Eastern time, on that Business Day, the purchase of the Fund's shares will be effected on that Business Day. Otherwise, the order will be executed as of 12:00 noon, Eastern time, the following Business Day if federal funds have been received by that time.

REDEMPTIONS

     Shareholders may redeem any number of shares from their Fund accounts by wire, by telephone or by mail. Shares will be redeemed at the net asset value per share next determined after receipt by the Funds' transfer agent ('Transfer Agent') of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day.

     The price at which a redemption request is executed is the net asset value per share next determined after proper redemption instructions are received. Payment for redemption orders that are received before 12:00 noon, Eastern time, normally is made on the same Business Day. Payment for redemption orders that are received at or after 12:00 noon, Eastern time, will be made on the next Business Day following the redemption.

     AUTOMATIC REDEMPTIONS. Under the RMA and BSA programs, PaineWebber will redeem Fund shares automatically to satisfy outstanding 'Debits' and 'Charges.' 'Debits' are amounts due PaineWebber on settlement date for securities purchases and other debits in the investor's RMA or BSA brokerage account, including margin loans, any federal funds wires arranged by PaineWebber and fees for such wires and PaineWebber checks and fees for such checks. 'Charges' are RMA or BSA checks, MasterCard purchases, cash advances. Bill Payment Service checks and Automated Clearing House transfers including Electronic Funds Transfer Debits. Shares are redeemed to cover Debits on the day the Debit is generated. Shares are redeemed to cover RMA or BSA checks and MasterCard cash advances on the day they are paid. Shares are redeemed to cover MasterCard purchases at the end of the MasterCard monthly billing period. Shares are also redeemed to cover interest due on and credit extended and outstanding under the Bank One Line of Credit at the end of the MasterCard monthly billing cycle. Securities purchases are automatically paid for on settlement date. Fund shares will not be purchased until all Debits and Charges in a shareholder's RMA or BSA brokerage account are satisfied.

     ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their RMA or BSA brokerage accounts for dividends earned on those shares to (but not including) the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, each Fund anticipates that its net asset value per share will normally be $1.00 per share. See 'Valuation of Shares.'

     PaineWebber has the right to terminate an RMA or BSA brokerage account for any reason. In such event, all Fund shares held in the shareholder's RMA or BSA brokerage account will be redeemed and the proceeds sent to the shareholder within three Business Days.

     ADDITIONAL INFORMATION ON FINANCIAL INTERMEDIARY SHARES. Each Fund's shares are sold and redeemed without charge by the Fund. Financial intermediaries purchasing or holding Financial Intermediary shares for their customer accounts may charge customers for cash management and other services provided in connection with their accounts, including, for instance, account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to beneficial owners of Financial Intermediary shares will be reduced by the amount of fees paid by a Fund to financial intermediaries through which those shares are purchased and held. See 'Financial Intermediaries.' A customer should consider the terms of his or her account with a financial intermediary before purchasing shares. A financial intermediary purchasing or redeeming shares on behalf of its customers is responsible for transmitting orders to PaineWebber in accordance with its customer agreements.

VALUATION OF SHARES

     Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of its investments and other assets minus its liabilities by the number of Fund shares outstanding. Each Fund's net asset value is determined once each Business Day at 12:00 noon, Eastern time.

     Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

DIVIDENDS AND TAXES

     DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day of redemption.

     Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not anticipate payment of any long-term capital gain distributions.

     FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

     Dividends paid by the Funds generally are taxable to their shareholders as ordinary income, notwithstanding that such dividends are paid in additional Fund shares. Shareholders not subject to tax on their income, however, generally are not required to pay tax on amounts distributed to them. The Funds' dividends and distributions will not qualify for the dividends-received deduction for corporations.

     Some states permit shareholders to treat their portions of a Fund's dividends that are attributable to interest on U.S. Treasury securities and certain U.S. government securities as income that is exempt from state and local income taxes, if the Fund meets certain asset and diversification requirements. Dividends attributable to earnings on repurchase agreements and securities loans are, as a general rule, subject to state and local taxation.

     Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Fund specifies the portions of their dividends that are attributable to U.S. Treasury securities and specific types of U.S. government securities.

     Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) otherwise are subject to backup withholding.

     ADDITIONAL INFORMATION. The foregoing is only a summary of some of the important federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

     The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Funds' day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a continuous investment program for each Fund and supervises all aspects of its operations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

     PaineWebber receives a monthly fee for these services. For the fiscal year ended April 30, 1996, the effective advisory and administration fees paid to PaineWebber by each Fund were equal to 0.25% of the Fund's average daily net assets. PaineWebber has undertaken to waive 0.05% of its fees and to maintain each Fund's total annual operating expenses at a level not exceeding 0.30% and 0.55% of the Fund's average daily net assets annually for Institutional shares and Financial Intermediary shares, respectively. After PaineWebber's waiver of a portion of the fees and expense reimbursements with respect to each Fund's Institutional shares, for the fiscal year ended April 30, 1996, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total expenses represented 0.31%, 0.32% and 0.32%, respectively, of their average net assets. No Financial Intermediary shares of the Funds were outstanding during that period. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 50% of the fee received by PaineWebber from each Fund for advisory and administrative services.

     PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At July 31, 1996, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 31 registered investment companies with 65 separate portfolios and aggregate assets in excess of $30 billion.

     Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

     PaineWebber is the distributor of each Fund's shares.

FINANCIAL INTERMEDIARIES

     Financial intermediaries, such as banks and savings associations, may purchase Financial Intermediary shares for the accounts of their customers. The Trust will enter into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Intermediary shares in consideration of the Trust's payment of 0.25%, on an annualized basis, of the average daily net asset value of the Financial Intermediary shares held by the financial intermediary for the benefit of its customers. These services, which are described in greater detail in the Statement of Additional Information under 'Management of the Trust -- Financial Intermediaries,' include: aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; processing dividend payments on behalf of customers; providing information periodically to customers showing their positions in Financial Intermediary shares; arranging for bank wires; responding to customer inquiries relating to the services performed by the financial intermediary; providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder communications from a Fund to customers, if required by law; and such other similar services as the Trust may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations. Under the terms of the service agreements, financial intermediaries are required to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Financial Intermediary shares. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with the Trust in connection with their investment. Financial intermediaries providing services to beneficial owners of Financial Intermediary shares in certain states may be required to be registered as dealers under the laws of those states.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, the Trust might be required to alter or discontinue its arrangements with financial intermediaries and change its method of operations with respect to Financial Intermediary shares. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset values per share or result in a financial loss to any shareholder.

PERFORMANCE INFORMATION

     From time to time each Fund may advertise its 'yield' and 'effective yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'yield' of a Fund is the income on an investment in that Fund over a specified seven-day period. This income is then 'annualized' (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The 'effective yield' is calculated similarly, but when annualized the income earned is assumed to be reinvested. The 'effective yield' will be higher than the 'yield' because of the compounding effect of this assumed reinvestment.

     Current yield and effective yield are calculated separately for Institutional shares and Financial Intermediary shares. Since holders of Financial Intermediary shares bear all service fees for the services rendered by financial intermediaries, the net yield on Financial Intermediary shares can be expected at any given time to be approximately .25% lower than the net yield on Institutional shares. Any additional fees directly assessed by financial intermediaries will have the effect of further reducing the net yield realized by a beneficial owner of Financial Intermediary shares.

     Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

GENERAL INFORMATION

     The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated February 14, 1991. The Trust's board of trustees has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. The trustees have authorized the issuance of Institutional shares and Financial Intermediary shares of each of the three Funds.

     Each share of a Fund has equal voting, dividend and liquidation rights, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and enjoy exclusive voting rights on matters relating to these services and fees.

     The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders.

     Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

     The shares of each Fund will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940. Financial intermediaries holding shares for their own accounts must undertake to vote the shares in the same proportions as the vote of shares held for their customers.

     CERTIFICATES. To avoid additional operating expenses and for investor convenience, share certificates are not issued. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     REPORTS. Shareholders receive audited annual and unaudited semi-annual financial statements of the Funds. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly.

     CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the Trust's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Trust's transfer and dividend disbursing agent.

TABLE OF CONTENTS

Highlights....................................2
Financial Highlights..........................6
Investment Objective and Policies.............8
Purchases....................................10
Redemptions..................................12
Valuation of Shares..........................13
Dividends and Taxes..........................13
Management...................................14
Financial Intermediaries.....................14
Performance Information......................15
General Information..........................15





----------------------------------------------
No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which offering may not lawfully be made.


PaineWebber
'c' 1996 PaineWebber Incorporated


PaineWebber
Prospectus


-----------------------------------------------
LIQUID
INSTITUTIONAL
RESERVES

MONEY MARKET FUND

GOVERNMENT
SECURITIES FUND

TREASURY
SECURITIES FUND


SEPTEMBER 1, 1996

                         LIQUID INSTITUTIONAL RESERVES
                               MONEY MARKET FUND
                           GOVERNMENT SECURITIES FUND
                            TREASURY SECURITIES FUND

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

     Liquid Institutional Reserves (the 'Trust') is a no-load, open-end investment company offering shares in three separate, diversified, money market funds (the 'Funds'). Each Fund seeks high current income to the extent consistent with the preservation of capital and the maintenance of liquidity through investments in high quality, short-term, U.S. dollar-denominated money market instruments. The investment adviser, administrator and distributor of each Fund is PaineWebber Incorporated ('PaineWebber'); the sub-adviser and sub-administrator of each Fund is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated September 1, 1996. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling 1-800-762-1000. This Statement of Additional Information is dated September 1, 1996, as revised October 1, 1996.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.

     YIELDS AND RATINGS OF MONEY MARKET INVESTMENTS. The yields on the money market instruments in which the Funds invest (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ('NRSROs') represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced. In the event that a security in a Fund's portfolio ceases to be a 'First Tier Security,' as defined in the Prospectus, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins or the Trust's board of trustees will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.

     REPURCHASE AGREEMENTS. As stated in the Prospectus, Money Market Fund may enter into repurchase agreements with respect to any security in which that Fund is authorized to invest. The Fund may enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the
U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.
     Repurchase agreements  carry  certain  risks  not  associated  with  direct investments in securities. Money Market Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.
     ILLIQUID SECURITIES. No Fund will invest more than 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Trust's board of trustees.
     Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ('1933 Act'), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
     Rule 144A under the 1933 Act establishes a 'safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by Money Market Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.
     The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Funds and reports periodically on such decisions to the board.
     FLOATING RATE AND VARIABLE RATE DEMAND INSTRUMENTS. As noted in the Prospectus, Money Market Fund may invest in floating rate and variable rate securities with demand features. A demand feature gives the Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, liquidity support arrangements or guarantee from a bank or other financial institution, which permits the remarketing agent to draw on the letter of credit or other arrangements on demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, a Fund intends to exercise demand features (1) upon a default under the terms of the underlying security,
(2) to maintain the Fund's portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit or guarantee or other liquidity arrangements might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or resets to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Fund may purchase securities on a 'when-issued' or 'delayed delivery' basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions -- Segregated Accounts.'

     LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 33 1/3% of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Funds' custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer of institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loan at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when exercising such rights is considered to be in the Funds' interest.

     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

     INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     Each Fund will not:

          (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

              The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

          (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

              The following interpretation applies to, but is not a part of, this fundamental restriction: With respect to this limitation, domestic and foreign banking will be considered to be different industries.

          (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act') and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.
          (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.
          (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.
          (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
          (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund many purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL   INVESTMENT   RESTRICTIONS.   The   following   investment
restrictions are not fundamental and may be changed by the Trust's board without shareholder approval.

     Each Fund will not:

          (1) mortgage,  pledge or  hypothecate any assets  except in connection with permitted borrowings or the issuance of senior securities.
          (2) purchase  securities  on  margin,  except  for  short-term  credit necessary for clearance of portfolio transactions and except that the Fund may make deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
          (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
          (4) invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition.
          (5) invest in companies for the purpose of exercising control or management.
          (6) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange Inc. ('NYSE') or the American Stock Exchange, Inc., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets.

                 TRUSTEES AND OFFICERS; PRINCIPAL SHAREHOLDERS

     The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                         POSITION WITH                      BUSINESS EXPERIENCE;
      NAME AND ADDRESS*; AGE                 TRUST                           OTHER DIRECTORSHIPS
-----------------------------------  ---------------------  -----------------------------------------------------
Margo N. Alexander**; 49             Trustee and President  Mrs. Alexander is president, chief executive  officer and  a director of Mitchell Hutchins (since January
                                                              1995),  and  an  executive  vice  president  and  a
                                                              director   of   PaineWebber.   Mrs.   Alexander  is
                                                              president  and  a   director  or   trustee  of   30
                                                              investment companies for which Mitchell Hutchins or
                                                              PaineWebber serves as investment adviser.
Richard Q. Armstrong; 61                    Trustee         Mr.  Armstrong  is  chairman  and  principal  of  RQA
78 West Brother Drive                                         Enterprises  (management  consulting  firm)  (since
Greenwich, CT 06830                                           April  1991  and principal  occupation  since March
                                                              1995). Mr.  Armstrong is  also  director of  Hi  Lo
                                                              Automotive,  Inc.  He  was chairman  of  the board,
                                                              chief executive officer and co-owner of  Adirondack
                                                              Beverages  (producer and distributor of soft drinks
                                                              and  sparkling/still  waters)  (October  1993-March
                                                              1995).  Mr.  Armstrong  was a  partner  of  The New
                                                              England  Consulting  Group  (management  consulting
                                                              firm)   (December  1992-September   1993).  He  was
                                                              managing director  of LVMH  U.S. Corporation  (U.S.
                                                              subsidiary of the French luxury goods conglomerate,
                                                              Luis    Vuitton    Moet    Hennessey   Corporation)
                                                              (1987-1991) and chairman  of its  wine and  spirits
                                                              subsidiary,    Schieffelin   &   Somerset   Company
                                                              (1987-1991). Mr. Armstrong is a director or trustee
                                                              of  29  investment  companies  for  which  Mitchell
                                                              Hutchins   or  PaineWebber   serves  as  investment
                                                              advisor.
E. Garrett Bewkes, Jr.**; 69         Trustee and Chairman   Mr. Bewkes is a director  of Paine Webber Group  Inc.
                                        of the Board of       ('PW  Group') (holding  company of  PaineWebber and
                                           Trustees           Mitchell Hutchins). Prior to December 1995, he  was
                                                              a  consultant to  PW Group.  Prior to  1988, he was
                                                              chairman  of   the  board,   president  and   chief
                                                              executive officer of American Bakeries Company. Mr.
                                                              Bewkes  is also  a director  of Interstate Bakeries
                                                              Corporation and  NaPro  BioTherapeutics,  Inc.  Mr.
                                                              Bewkes  is a  director or trustee  of 30 investment
                                                              companies   for   which   Mitchell   Hutchins    or
                                                              PaineWebber serves as investment adviser.

                                         POSITION WITH                      BUSINESS EXPERIENCE;
      NAME AND ADDRESS*; AGE                 TRUST                           OTHER DIRECTORSHIPS
-----------------------------------  ---------------------  -----------------------------------------------------
Richard R. Burt; 49                         Trustee         Mr. Burt is chairman of International Equity Partners
1101 Connecticut Avenue, N.W.                                 (international  investments  and  consulting  firm)
Washington, D.C. 20036                                        (since March  1994) and  a  partner of  McKinsey  &
                                                              Company  (management consulting firm) (since 1991).
                                                              He  is  also  a  director  of  American  Publishing
                                                              Company.   He  was  the  chief  negotiator  in  the
                                                              Strategic Arms  Reduction  Talks  with  the  former
                                                              Soviet Union (1989-1991) and the U.S. Ambassador to
                                                              the  Federal Republic  of Germany  (1985-1989). Mr.
                                                              Burt is  a director  or  trustee of  29  investment
                                                              companies    for   which   Mitchell   Hutchins   or
                                                              PaineWebber serves as investment adviser.
Mary C. Farrell**; 46                       Trustee         Ms. Farrell is a managing director, senior investment
                                                              strategist and  member  of  the  Investment  Policy
                                                              Committee   of  PaineWebber.   Ms.  Farrell  joined
                                                              PaineWebber  in  1982.  She  is  a  member  of  the
                                                              Financial  Women's Association and Women's Economic
                                                              Roundtable and is employed as a regular panelist on
                                                              Wall $treet  Week  with Louis  Rukeyser.  She  also
                                                              serves  on  the  Board  of  Overseers  of  New York
                                                              University's Stern School of Business. Ms.  Farrell
                                                              is a director or trustee of 29 investment companies
                                                              for  which Mitchell Hutchins  or PaineWebber serves
                                                              as investment adviser.
Meyer Feldberg; 54                          Trustee         Mr. Feldberg is Dean  and Professor of Management  of
Columbia University                                           the   Graduate   School   of   Business,   Columbia
101 Uris Hall                                                 University. Prior to 1989, he was president of  the
New York, New York 10027                                      Illinois  Institute of Technology. Dean Feldberg is
                                                              also  a  director   of  AMSCO  International   Inc.
                                                              (medical   instruments  and   supplies),  Federated
                                                              Department Stores Inc. and New World Communications
                                                              Group Incorporated. Dean Feldberg is a director  or
                                                              trustee   of  29  investment  companies  for  which
                                                              Mitchell  Hutchins   or   PaineWebber   serves   as
                                                              investment adviser.
George W. Gowen; 66                         Trustee         Mr. Gowen is a partner in the law firm of Dunnington,
666 Third Avenue                                              Bartholow  & Miller.  Prior to  May 1994,  he was a
New York, New York 10017                                      partner in the law firm of Fryer, Ross & Gowen. Mr.
                                                              Gowen is also  a director of  Columbia Real  Estate
                                                              Investments,  Inc.  Mr.  Gowen  is  a  director  or
                                                              trustee  of  29  investment  companies  for   which
                                                              Mitchell   Hutchins   or   PaineWebber   serves  as
                                                              investment adviser.

                                         POSITION WITH                      BUSINESS EXPERIENCE;
      NAME AND ADDRESS*; AGE                 TRUST                           OTHER DIRECTORSHIPS
-----------------------------------  ---------------------  -----------------------------------------------------
Frederic V. Malek; 59                       Trustee         Mr. Malek  is  chairman of  Thayer  Capital  Partners
1455 Pennsylvania Avenue, N.W.                                (investment  bank) and a  co- chairman and director
Suite 350                                                     of CB  Commercial Group  Inc. (real  estate).  From
Washington, D.C. 20004                                        January  1992  to  November 1992,  he  was campaign
                                                              manager of Bush-Quayle '92.  From 1990 to 1992,  he
                                                              was  vice chairman and,  from 1989 to  1990, he was
                                                              president of  Northwest  Airlines  Inc.,  NWA  Inc.
                                                              (holding  company of  Northwest Airlines  Inc.) and
                                                              Wings Holdings Inc. (holding company of NWA  Inc.).
                                                              Prior  to  1989, he  was  employed by  the Marriott
                                                              Corporation (hotels, restaurants, airline  catering
                                                              and  contract feeding), where  he most recently was
                                                              an  executive  vice  president  and  president   of
                                                              Marriott  Hotels and  Resorts. Mr. Malek  is also a
                                                              director  of  American  Management  Systems,   Inc.
                                                              (management    consulting    and   computer-related
                                                              services), Automatic Data  Processing, Inc.,  Avis,
                                                              Inc.   (passenger  car  rental),  FPL  Group,  Inc.
                                                              (electric services), National Education Corporation
                                                              and Northwest Airlines Inc. Mr. Malek is a director
                                                              or trustee  of 29  investment companies  for  which
                                                              Mitchell   Hutchins   or   PaineWebber   serves  as
                                                              investment adviser.
Carl W. Schafer; 60                         Trustee         Mr. Schafer is president  of the Atlantic  Foundation
P.O. Box 1164                                                 (charitable foundation supporting mainly
Princeton, NJ 08542                                           oceanographic exploration and research). He also is
                                                              a director of Roadway Express, Inc. (trucking), The
                                                              Guardian Group of Mutual Funds, Evans Systems, Inc.
                                                              (a  motor fuels, convenience  store and diversified
                                                              company), Hidden Lake  Gold Mines Ltd.,  Electronic
                                                              Clearing   House,   Inc.   (financial  transactions
                                                              processing),   Wainoco    Oil    Corporation    and
                                                              Nutraceutix, Inc. (biotechnology company). Prior to
                                                              January  1993,  he was  chairman of  the Investment
                                                              Advisory Committee  of  the Howard  Hughes  Medical
                                                              Institute.  Mr. Schafer is a director or trustee of
                                                              29 investment companies for which Mitchell Hutchins
                                                              or PaineWebber serves as investment adviser.

                                         POSITION WITH                      BUSINESS EXPERIENCE;
      NAME AND ADDRESS*; AGE                 TRUST                           OTHER DIRECTORSHIPS
-----------------------------------  ---------------------  -----------------------------------------------------
John R. Torell III; 57                      Trustee         Mr. Torell  is  chairman of  Torell  Management  Inc.
767 Fifth Avenue                                              (financial  advisory firm),  chairman of Telesphere
Suite 4605                                                    Corporation  (electronic   provider  of   financial
New York, NY 10153                                            information)  and  a  partner of  Zilkha  & Company
                                                              (merchant banking and private investment  company).
                                                              He  is  the  former  chairman  and  chief executive
                                                              officer   of   Fortune   Bancorp   (1990-1991   and
                                                              1990-1994,   respectively),  the  former  chairman,
                                                              president and  chief executive  officer of  CalFed,
                                                              Inc.  (savings  association)  (1988  to  1989)  and
                                                              former president  of  Manufacturers  Hanover  Corp.
                                                              (bank) (prior to 1988). Mr. Torell is a director of
                                                              American   Home  Products  Corp.,   New  Colt  Inc.
                                                              (armament  manufacturer)   and   Volt   Information
                                                              Services  Inc. Mr. Torell is  a director or trustee
                                                              of  29  investment  companies  for  which  Mitchell
                                                              Hutchins  or  PaineWebber  services  as  investment
                                                              adviser.
Teresa M. Boyle; 37                     Vice President      Ms.   Boyle   is   a   first   vice   president   and
                                                              manager  --  advisory  administration  of  Mitchell
                                                              Hutchins.  Prior   to   November  1993,   she   was
                                                              compliance  manager of Hyperion Capital Management,
                                                              Inc., an investment advisory  firm. Prior to  April
                                                              1993,   Ms.   Boyle  was   a  vice   president  and
                                                              manager  --   legal  administration   of   Mitchell
                                                              Hutchins.  Ms.  Boyle  is a  vice  president  of 30
                                                              investment companies for which Mitchell Hutchins or
                                                              PaineWebber serves as investment adviser.
C. William Maher; 35                  Vice President and    Mr. Maher  is a  first vice  president and  a  senior
                                      Assistant Treasurer     manager  of  the  mutual fund  finance  division of
                                                              Mitchell Hutchins. Mr.  Maher is  a vice  president
                                                              and  assistant treasurer of 30 investment companies
                                                              for which Mitchell  Hutchins or PaineWebber  serves
                                                              as investment adviser.
Dennis McCauley; 49                     Vice President      Mr.   McCauley  is  a  managing  director  and  chief
                                                              investment officer  --  fixed  income  of  Mitchell
                                                              Hutchins.  Prior to December, 1994, he was director
                                                              of fixed income investments of IBM Corporation. Mr.
                                                              McCauley is  a  vice  president  of  19  investment
                                                              companies    for   which   Mitchell   Hutchins   or
                                                              PaineWebber serves as investment adviser.
Susan P. Messina; 36                    Vice President      Ms. Messina is  a senior vice  president of  Mitchell
                                                              Hutchins.   Ms.  Messina  has  been  with  Mitchell
                                                              Hutchins  since  1982.  Ms.   Messina  is  a   vice
                                                              president  of five  investment companies  for which
                                                              Mitchell  Hutchins   or   PaineWebber   serves   as
                                                              investment adviser.

                                         POSITION WITH                      BUSINESS EXPERIENCE;
      NAME AND ADDRESS*; AGE                 TRUST                           OTHER DIRECTORSHIPS
-----------------------------------  ---------------------  -----------------------------------------------------
Ann E. Moran; 39                      Vice President and    Ms.  Moran is a vice  president of Mitchell Hutchins.
                                      Assistant Treasurer     Ms.  Moran  is  a  vice  president  and   assistant
                                                              treasurer  of  30  investment  companies  for which
                                                              Mitchell  Hutchins   or   PaineWebber   serves   as
                                                              investment adviser.

Dianne E. O'Donnell; 44               Vice President and    Ms.  O'Donnell is a senior  vice president and deputy
                                           Secretary          general counsel of Mitchell Hutchins. Ms. O'Donnell
                                                              is a vice president and secretary of 29  investment
                                                              companies    for   which   Mitchell   Hutchins   or
                                                              PaineWebber serves as investment adviser.

Victoria E. Schonfeld; 45               Vice President      Ms. Schonfeld  is  a managing  director  and  general
                                                              counsel  of Mitchell  Hutchins. Prior  to May 1994,
                                                              she was  a partner  in  the law  firm of  Arnold  &
                                                              Porter.  Ms. Schonfeld  is a  vice president  of 30
                                                              investment companies for which Mitchell Hutchins or
                                                              PaineWebber serves as investment adviser.

Paul H. Schubert; 33                  Vice President and    Mr. Schubert is a first  vice president and a  senior
                                      Assistant Treasurer     manager  of  the  mutual fund  finance  division of
                                                              Mitchell Hutchins. From August 1992 to August 1994,
                                                              he was  a  vice president  of  BlackRock  Financial
                                                              Management,  Inc. Prior  to August 1992,  he was an
                                                              audit manager with Ernst & Young LLP. Mr.  Schubert
                                                              is  a vice president and  assistant treasurer of 30
                                                              investment companies for which Mitchell Hutchins or
                                                              PaineWebber serves as investment adviser.

Julian F. Sluyters; 36                Vice President and    Mr. Sluyters  is  a  senior vice  president  and  the
                                           Treasurer          director  of  the mutual  fund finance  division of
                                                              Mitchell Hutchins. Prior to  1991, he was an  audit
                                                              senior manager with Ernst & Young LLP. Mr. Sluyters
                                                              is  also  a  vice  president  and  treasurer  of 30
                                                              investment companies for which Mitchell Hutchins or
                                                              PaineWebber serves as investment adviser.

Keith A. Weller; 35                   Vice President and    Mr. Weller is  a first vice  president and  associate
                                      Assistant Secretary     general  counsel of Mitchell Hutchins. Prior to May
                                                              1995, he was an  attorney in private practice.  Mr.
                                                              Weller  is a vice president and assistant secretary
                                                              of  29  investment  companies  for  which  Mitchell
                                                              Hutchins   or  PaineWebber   serves  as  investment
                                                              adviser.

------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs.  Alexander, Mr. Bewkes  and Ms. Farrell are  'interested persons' of the
   Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

     The Trust pays trustees who are not 'interested persons' of the Trust $1,000 annually for each Fund and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Messrs. Feldberg and Torell serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional annual compensation, aggregating $15,000, from the relevant funds. Trustees of the Trust who are 'interested persons' receive no compensation from the Funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Fund. Since PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. The table below includes certain information relating to the compensation of the Trust's current trustees who held office with the Trust or other PaineWebber funds for the last fiscal and calendar years.

                                                                                                TOTAL COMPENSATION
                                                                                                  FROM THE TRUST
                                                                   AGGREGATE COMPENSATION            AND THE
NAME OF PERSONS, POSITION                                              FROM THE TRUST*           FUND COMPLEX`D'
--------------------------------------------------------------   ---------------------------    ------------------
Richard Q. Armstrong, Trustee**...............................          --                           $  9,000
Richard R. Burt, Trustee**....................................          --                           $  7,750
Meyer Feldberg, Trustee**.....................................          --                           $106,375
George W. Gowen, Trustee**....................................          --                           $ 99,750
Frederic V. Malek, Trustee**..................................          --                           $ 99,750
Carl W. Schafer, Trustee......................................       $ 4,000                         $118,175
John R. Torell III, Trustee**.................................          --                           $ 28,125

------------
Only independent trustees are compensated by the Trust and identified above; trustees who are 'interested persons,' as defined in the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended April 30, 1996.

** Elected as trustee at a shareholder meeting on April 15, 1996.

`D' Represents total compensation paid to each trustee during the calendar year ended December 31, 1995; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES

     To the knowledge of the Trust, the following persons owned of record 5% or more of Government Securities Fund's Institutional shares:

                                                                  NUMBER AND PERCENTAGE
                                                          OF INSTITUTIONAL SHARES BENEFICIALLY
                 NAME AND ADDRESS*                             OWNED AS OF OCTOBER 1, 1996
---------------------------------------------------   ---------------------------------------------
Florida Preferred Risk Self Insurers Fund                         6,339,374.88 (5.9%)
Roger H. Linn and Lois J. Linn                                   15,956,429.32 (14.9%)
National Plus Plan of the Textile Workers Pension
  Fund                                                            6,237,215.97 (5.8%)
Frank Lawrence                                                   14,602,803.33 (13.6%)
Larry S. Lawrence                                                 6,062,975.07 (5.7%)
Stonington Corp.                                                  8,777,946.91 (8.2%)

     To the knowledge of the Trust, the following person owned of record 5% or more of Money Market Fund's Institutional shares:

                                                                   NUMBER AND PERCENTAGE
                                                            OF INSTITUTIONAL SHARES BENEFICIALLY
                  NAME AND ADDRESS*                             OWNED AS OF OCTOBER 1, 1996
-----------------------------------------------------   --------------------------------------------
John C. Crean & Donna S. Crean
  TTEES Crean Family Trust                                         40,587,042.56 (5.4%)
MIM Corporation                                                    40,047,580.78 (5.3%)
Pyramid Venture Inc.                                               51,244,043.10 (6.8%)

     To the knowledge of the Trust, the following persons owned of record 5% or more of Treasury Securities Fund's Institutional shares:

                                                                  NUMBER AND PERCENTAGE
                                                          OF INSTITUTIONAL SHARES BENEFICIALLY
                 NAME AND ADDRESS*                             OWNED AS OF OCTOBER 1, 1996
---------------------------------------------------   ---------------------------------------------
John Edward Campbell TTEE John Edward Campbell
  Trust                                                           2,453,838.92 (7.0%)
John C. Weber
  Cornell Medical Center                                          7,535,031.26 (21.4%)
Randy Lee
  White Bear Lincoln Mercury                                      3,631,509.04 (10.3%)
Macrochem Corp.                                                   5,102,246.95 (14.5%)

     The Trust is not aware as to whether or to what extent shares owned of record also are owned beneficially.
------------
* Each shareholder listed above may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Trust's investment adviser and administrator pursuant to a contract dated April 13, 1995 ('PaineWebber Contract'). Under the PaineWebber Contract, the Trust pays PaineWebber an annual fee, computed daily and paid monthly, at an annual rate of 0.25% of each Fund's average daily net assets.

     For the fiscal years ended April 30, 1996, April 30, 1995 and April 30, 1994, Money Market Fund incurred fees of $669,836, $595,984 and $800,430, respectively, to PaineWebber or Kidder Peabody Asset Management, Inc. ('KPAM'), the Fund's predecessor investment adviser and administrator. During these periods, PaineWebber or KPAM voluntarily waived a portion of their fees in the amounts of $102,772, $0 and $0, respectively, and voluntarily paid other Fund expenses in the amounts of $59,795, $45,499 and $3,470, respectively. For the fiscal years ended April 30, 1996, April 30, 1995 and April 30, 1994, Government Securities Fund incurred fees of $124,281, $166,715 and $283,281, respectively, to PaineWebber or KPAM. During these periods, PaineWebber or KPAM voluntarily waived a portion of their fees in the amounts of $16,752, $0 and $0, respectively, and voluntarily paid other Fund expenses in the amounts of $105,334, $81,678 and $21,554, respectively. For the fiscal years ended April 30, 1996, April 30, 1995 and April 30, 1994, Treasury Securities Fund incurred fees of $62,167, $57,716 and $47,804 to PaineWebber or KPAM. During these periods, PaineWebber or KPAM voluntarily waived their fees in the amounts of $7,410, $6,926 and $40,467, respectively, and voluntarily paid other Fund expenses in the amounts of $129,447, $138,518 and $68,730, respectively. As of the date of this Statement of Additional Information, PaineWebber is voluntarily waiving .05% of its fee with respect to each Fund.

     Under a contract with PaineWebber dated April 15, 1996 ('Mitchell Hutchins Contract') with respect to the Trust, Mitchell Hutchins serves as the Trust's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract,
PaineWebber (not the Trust) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 50% of the fee paid by each Fund to PaineWebber under the PaineWebber Contract.

     For the fiscal year ended April 30, 1996, PaineWebber paid (or accrued) to Mitchell Hutchins fees of $220,065, $39,863 and $17,551, with respect to Money Market Fund, Government Securities Fund and Treasury Securities Fund, respectively.

     Under the terms of the PaineWebber Contract, the Trust bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Trust not readily identifiable as belonging to a specific Fund are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by the Trust include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Funds by PaineWebber, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the Funds under federal and state securities laws and maintaining such registrations and qualifications, (5) fees and salaries payable to the trustees and officers who are not interested persons of the Trust or PaineWebber, (6) all expenses incurred in connection with the trustees' services, including travel expenses,
(7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees who are not interested persons of the Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by a Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the trustees and officers, and (18) costs of mailing, stationery and communications equipment.

     As required by state regulation, PaineWebber will reimburse a Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable limits for the fiscal year. Currently, the most restrictive such limit applicable to each Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, distribution fees, taxes, interest and extraordinary items, are excluded from this limitation. No reimbursement pursuant to such limitation was required for the 1996 fiscal year for any of the Funds.

     Under the PaineWebber and Mitchell Hutchins Contracts (collectively, 'Contracts'), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Contracts are terminable with respect to each Fund at any time without penalty by vote of the Trust's board of trustees or by vote of the holders of a majority of the outstanding voting securities of that Fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Trust, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also terminates automatically upon the assignment of the PaineWebber Contract.

     The following table shows the approximate net assets as of July 31, 1996, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                               INVESTMENT CATEGORY                                  NET ASSETS
---------------------------------------------------------------------------------   ----------
                                                                                     ($ MIL)

Domestic (excluding Money Market)................................................   $  5,413.8
Global...........................................................................      2,766.8
Equity/Balanced..................................................................      2,927.3
Fixed Income (excluding Money Market)............................................      5,253.3
     Taxable Fixed Income........................................................      3,620.8
     Tax-Free Fixed Income.......................................................      1,632.5
Money Market Funds...............................................................     21,914.2

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

     DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the Trust under a distribution contract with the Trust dated January 30, 1995, which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Trust. Shares of the Trust are offered continuously.

                             PORTFOLIO TRANSACTIONS

     The Mitchell Hutchins Contract authorizes Mitchell Hutchins (with the approval of the Trust's board) to select brokers and dealers to execute purchases and sales of the Funds' portfolio securities. The Contract directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contract. During the past three fiscal years, none of the Funds has paid any brokerage commissions, nor has any Fund allocated any transactions to dealers for research, analysis, advice and similar services.

     Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that Mitchell Hutchins obtain multiple quotes from dealers before executing the transactions on an agency basis.

     The Funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     As of April 30, 1996, Money Market Fund owned commercial paper and short-term obligations issued by the following issuers that are regular broker-dealers for the Fund: BT Securities Corporation -- $7,925,660; Goldman Sachs Group LP -- $12,950,237; Morgan Stanley Group Incorporated -- $14,983,069; and Nomura Holding America Incorporated -- $15,000,000.

                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS

     Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the Securities and Exchange Commission ('SEC'), which makes it not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although each Fund seeks to maintain a constant net asset value of $1.00 per share.

     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for one shareholder.

                              VALUATION OF SHARES

     Each Fund's net asset value per share is determined by State Street Bank and Trust Company ('State Street') as of 12:00 noon, eastern time, on each Business Day. As defined in the Prospectus, 'Business Day' means any day on which State Street's Boston offices, PaineWebber's New York City offices and the New York City offices of PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriots' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

     Each Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ('Rule') under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The Trust's board of trustees has established procedures ('Procedures') for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for any Fund, the board of trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, each Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES

     In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any). With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

                              CALCULATION OF YIELD

     Each Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7]  - 1

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

     The following yields are for the seven-day period ended July 31, 1996:

                                                                                        EFFECTIVE
                                    FUND                                       YIELD      YIELD
----------------------------------------------------------------------------   -----    ---------

Money Market Fund...........................................................   5.20 %      5.33%
Government Securities Fund..................................................   5.07 %      5.20%
Treasury Securities Fund....................................................   5.02 %      5.14%

     OTHER INFORMATION. The Funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to predict or indicate future results. The return on an investment in each Fund will fluctuate. In Performance Advertisements, the Funds may compare their taxable yield with data published by Lipper Analytical Services, Inc. for money funds ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), IBC/Donoghue's Money Market Fund Report ('Donoghue'), Wiesenberger Investment Companies Service ('Wiesenberger') or Investment Company Data Inc. ('ICD'), or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     Each Fund may also compare its performance with the performances of bank certificates of deposit ('CDs') as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Advertisements and other promotional materials for the Funds or for the RMA and BSA programs may compare features of the RMA and BSA programs to those offered by bank checking accounts and other bank accounts. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends had been paid in cash.

                               OTHER INFORMATION

     The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

FINANCIAL INTERMEDIARIES

     The Trust will enter into an agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who beneficially own Financial Intermediary shares in consideration of the Trust's payment of .25% (on an annualized basis) of the average daily net asset value of the Financial Intermediary shares held by the financial intermediary for the benefit of its customers. These services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Trust. For the fiscal period from March 17, 1994 (the date on which Financial Intermediary shares were first outstanding) through April 30, 1994 and for the fiscal year ended April 30, 1995, the Trust paid to financial intermediaries $1,694 and $12,028, respectively, with respect to Financial Intermediary shares of Money Market Fund. For the fiscal period from July 12, 1994 (the date on which Financial Intermediary shares were first outstanding) through April 30, 1995, the Trust paid to financial intermediaries $3,715 with respect to the Financial Intermediary shares of Government Securities Fund. No Financial Intermediary shares were outstanding during the fiscal year ended April 30, 1996. The Trust has not yet made payments to financial intermediaries with respect to Financial Intermediary shares of Treasury Securities Fund.

     The Trust's agreements with financial intermediaries are governed by an Amended and Restated Shareholder Services Plan (the 'Plan') adopted by the board in connection with the offering of Financial Intermediary shares. Pursuant to the Plan, the board reviews, at least quarterly, a written report of the amounts expended under the Trust's agreements with financial intermediaries and the purposes for which the expenditures were made. In addition, the Trust's arrangements with financial intermediaries must be approved annually by a majority of the trustees, including a majority of the trustees who are not 'interested persons' of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in these arrangements (the 'Independent Trustees').

     The board may approve the Trust's arrangements with financial intermediaries if, based on information provided by the Trust's service contractors, there is a reasonable likelihood that the arrangements will benefit the Trust and its shareholders by affording the Trust greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Funds' arrangements with financial intermediaries must be approved by a majority of the board, including a majority of the Independent Trustees. So long as the Trust's arrangements with Financial Intermediaries are in effect, the selection and nomination of the members of the board who are not 'interested persons' of the Trust, as defined in the 1940 Act, will be committed to the discretion of those non-interested trustees.

     Conflict of interest restrictions may apply to a financial intermediary's receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Financial Intermediary shares. Financial intermediaries, including banks regulated by the Comptroller of the Currency and investment advisers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Financial Intermediary shares. See also 'Financial Intermediaries' in the Prospectus.

                              FINANCIAL STATEMENTS

     The Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1996 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

                                   APPENDIX A
        SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS

     Shares of the Funds are available to investors who are Participants in the Resource Management Account'r' ('RMA') program offered by PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA Participants. For more complete information, investors should refer to their RMA account agreement and the brochure entitled 'Facts About Your Resource Management Account.'

     THE PAINEWEBBER RMA PREMIER STATEMENT. RMA Participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, charges, cash advances and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A menu of customized statement options is available to assist in managing the accounts.

     PRELIMINARY AND YEAR-END SUMMARY STATEMENT. RMA Participants receive preliminary (nine month) summary information and year-end summary account statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors with tax planning.

     CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading 'Purchases -- The RMA and BSA Programs,' RMA Participants select a money market fund as a primary fund into which uninvested cash is automatically swept on a daily basis once the minimum initial purchase is made. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

     CHECK WRITING. RMA Participants have ready access to the assets held in their RMA account through the check writing feature. There are no minimum check amounts or per check charges. The RMA checks also include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

     DIRECT DEPOSIT. Regular payments from an employer, pension, social security or other sources may be eligible for electronic deposit into RMA Participants' accounts.

     ELECTRONIC  FUNDS  TRANSFER/BILL  PAYMENT  SERVICE.  RMA  Participants  can
electronically transfer money between their RMA and other financial institutions, transfer funds to and from other PaineWebber accounts and pay bills. Unlimited transfers from other financial accounts and ten free transfers to financial accounts are permitted monthly, with a nominal charge per transaction thereafter. A Bill Payment Service is available for an additional charge.

     GOLD MASTERCARD'r'. RMA Participants are provided with a Gold MasterCard that makes account assets easily accessible. The Gold MasterCard is accepted by businesses, stores and services both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines in the U.S. For an additional annual fee, investors can also obtain a line of credit from Bank One that can be accessed through their Gold MasterCard. Through MasterCard's enhanced MasterAssist'r' and MasterPurchase'r' programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

     EXTENDED ACCOUNT PROTECTION. Assets of RMA Participants that are held in an RMA Account by PaineWebber or one of its correspondent firms are protected for up to $49.5 million through private insurance in the event of the liquidation or failure of the firm. This protection is in addition to the $500,000 in protection provided to account holders by the Securities Investor Protection Corporation ('SIPC'). Neither the SIPC protection nor the additional account protection insurance applies to shares of the Funds because such shares are registered directly in the name of the shareholder, and not in the name of PaineWebber or one of its correspondent firms.

     THE PAINEWEBBER PROTECTOR. The PaineWebber Protector is a popular convalescent care insurance program. Participants can elect to own $50,000 to $200,000 of convalescent care benefits. This feature is not available to PaineWebber's correspondent firms.

    RMA RESOURCE ACCUMULATION PLAN'sm'. The RMA Resource Accumulation Plan is an automatic mutual fund investment program that provides RMA participants the ability to purchase shares of mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.

     RMA AUTHORIZATION LIMIT. RMA Participants' Authorization Limit is the combined amount of any uninvested cash balances in the account, money fund balances and, if applicable, the Securities Credit Line (margin). The Authorization Limit is reduced each time a debit is generated in the securities account, a security is purchased, an RMA check is paid, cash advances are obtained from MasterCard or when an electronic transfer/payment is made. The Authorization Limit is increased when funds are deposited into their securities account.

     FINANCIAL SERVICES CENTER AND RESOURCELINE'r'. RMA Participants have day and night access to information concerning their RMA account. This service is available by calling (800) RMA-1000. RMA representatives are available at the Financial Services Center from 8:30 a.m. to 8:00 p.m. (ET) to answer inquiries from Participants regarding their accounts, and ResourceLine, an automated voice response system, provides 24 hour account information.

     SECURITIES CREDIT LINE. RMA Participants may choose to have a Securities Credit Line (margin) as part of their RMA account.

                                   APPENDIX B
       SERVICES AVAILABLE THROUGH THE BSA PROGRAM FOR BSA ACCOUNTHOLDERS

     Shares of the Funds are available to investors who are Participants in the Business Services Account'r' ('BSA') program. The following is a summary of some of the services that are available to BSA Participants. For more complete information, investors should refer to their BSA Account Agreement and the brochure entitled 'Facts About Your Business Services Account (BSA).'

     PREMIER BUSINESS SERVICES ACCOUNT STATEMENT -- BSA Participants receive the monthly Premier Business Services Account statement, which provides consolidated information to assist with portfolio management decisions and business finances. The Premier Business Services Account statement summarizes securities transactions, charges, cash advances and checks in chronological order with running cash and money fund balances. When applicable, the expiration and beneficiary of outstanding letters of credit are printed. The 'Portfolio Management' feature provides cost basis information where available as well as calculated gains and losses on most investments. A menu of customized statement options is now available to make the monthly reporting more comprehensive.

     PRELIMINARY AND YEAR-END SUMMARY STATEMENT -- BSA Participants receive preliminary (nine month) summary information and year-end summary account statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors plan.

     CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH -- As described more fully in the Prospectus under the heading 'Purchases--The RMA and BSA Programs,' BSA Participants select a money market fund as a primary fund into which uninvested cash is automatically swept on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

     CHECK WRITING -- BSA Participants have ready access to the assets held in their BSA account through the check writing feature. There are no minimum check amounts. BSA Participants may clear up to 100 checks each month without incurring per check charges. Participants can order from a number of business check styles to suit their check writing needs. The BSA checks also include an expense code system that enables the investors to track business expense types for tax and financial planning.

     MASTERCARD BUSINESSCARD'r' -- BSA Participants can elect to receive a MasterCard BusinessCard for easy access to account assets. The MasterCard BusinessCard is accepted by businesses, stores and services worldwide, and can be used to obtain cash at thousands of automated teller machines in the U.S. Through MasterCard's enhanced MasterAssist'r' and MasterPurchase'r' programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

     SECURITIES CREDIT LINE -- BSA Participants may choose to have a Securities Credit Line (margin) as part of their BSA account.

     EXTENDED ACCOUNT PROTECTION -- Assets of BSA Participants that are held in a BSA Account by PaineWebber or one of its correspondent firms are protected for up to $49.5 million through private insurance in the event of the liquidation or failure of the firm. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ('SIPC'). Neither the SIPC protection nor the additional account protection insurance applies to shares of the Funds because such shares are registered directly in the name of the shareholder, and not in the name of PaineWebber or one of its correspondent firms.

     BSA AUTHORIZATION LIMIT -- BSA Participants' Authorization Limit is the combined amount of any uninvested cash balances in the account, money fund balances and, if applicable, the Securities Credit Line (margin). The Authorization Limit is reduced each time a debit is generated in the securities account, a security is purchased, a BSA check is paid, cash advances are obtained from MasterCard or when an electronic transfer/payment is made. The Authorization Limit is increased when funds are deposited into their securities account.

     FINANCIAL SERVICES CENTER AND RESOURCELINE'r' -- BSA Participants can call the Financial Services Center at (800) BSA-0140 from 8:30 a.m. to 8:00 p.m.
(EST) and speak to a PaineWebber representative to resolve any inquiries about their accounts. The automated ResourceLine provides basic account information through a touch-tone phone and is available night and day by calling (800) BSA-0140.

     ELECTRONIC FUNDS TRANSFER/PAYMENT SERVICE -- BSA Participants have the option to initiate transfers of funds to and from their accounts, pay bills and process their payroll through an electronic fund transfer service. Unlimited transfers to the BSA from other financial institutions and 20 free transfers/payments out of the BSA are permitted monthly with nominal fees thereafter. Participants can set up payees to receive regular or variable payments simply by calling an 800 number.

     DIRECT DEPOSIT -- Regular payments from customers, receivables and other sources may be eligible for electronic deposit into BSA Participants' accounts. This feature permits the investor's money to be invested sooner and eliminates excess paperwork.

     LETTERS OF CREDIT -- BSA Participants can have Standby Letters of Credit issued on their behalf through PaineWebber at competitive rates and backed by securities in their account.

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

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. The Prospectus and this Statement of Additional Information do not constitute an offering by the Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----

Investment Policies and Restrictions...........     1
Trustees and Officers; Principal
  Shareholders.................................     5
Investment Advisory, Administration and
  Distribution Arrangements....................    12
Portfolio Transactions.........................    14
Additional Information Regarding Redemptions...    14
Valuation of Shares............................    15
Taxes..........................................    16
Calculation of Yield...........................    16
Other Information..............................    17
Financial Statements...........................    18
Appendix A.....................................   A-1
Appendix B.....................................   B-1

                         LIQUID INSTITUTIONAL RESERVES

                                                            MONEY MARKET FUND
                                                   GOVERNMENT SECURITIES FUND

                                                     TREASURY SECURITIES FUND

                      ----------------------------------------------------------

                                             Statement of Additional Information

                                                               September 1, 1996

                                                    (as revised October 1, 1996)



                      ----------------------------------------------------------

'c'1996 PaineWebber Incorporated


                              STATEMENT OF DIFFERENCES
                              ------------------------

The copyright symbol shall be expressed as......................... 'c'
The registered trademark symbol shall be expressed as.............. 'r'
The dagger symbol shall be expressed as............................ 'D'
The superscripts shall be preceded by.............................. 'pp'
The service mark shall be expressed as............................. 'sm'